Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-282383) of BKV Corporation of our report dated March 31, 2025 relating to the financial statements, which appears in this Form 10-K.
/s/ PricewaterhouseCoopers LLP

Dallas, Texas
March 31, 2025

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